NeoMedia Technologies, Inc.

            Consulting Agreement Dated August 30, 1997 By and Between
                           NeoMedia Technologies, Inc.
                              and Gearld L. Willis

                                  Exhibit 99.3


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                              CONSULTING AGREEMENT

     THIS CONSULTING AGREEMENT ("Agreement") is made and entered into as of the 30th day of August, 1997 (the "Effective Date") by and between NEOMEDIA TECHNOLOGIES, INC., a Delaware corporation with offices at 2201 Second Street, Suite 600, Fort Myers, Florida (the "Company") and GERALD L. WILLIS ("Consultant").

     WHEREAS, the Company desires to engage Consultant to perform certain services and, in certain instances, to create certain work product for the Company, pursuant to the terms and conditions of this Agreement; and

     WHEREAS, Consultant desires to accept such engagement;

     NOW, THEREFORE, in consideration of the foregoing premises and of the terms, covenants and conditions hereinafter recited, the parties hereto agree as follows:

1.   CONSULTANT'S DUTIES AND COMPENSATION.

     1.1 ENGAGEMENT. The Company hereby engages Consultant as an independent contractor for a period of two years from the effective date of this Agreement and not as an employee to perform the services described on Exhibit A, and under no circumstances shall Consultant be entitled to any benefits from the Company other than as described on Exhibit B, and Consultant hereby accepts such engagement. Consultant shall perform such services in a diligent, lawful and reasonable manner consistent with professional standards in the field. At no time and under no circumstances shall Consultant be deemed to be an employee of the Company.

     Consultant hereby elects to defer the amount of $450,000 of the amount due to Consultant under this Agreement. In no event shall Consultant accept, nor should Company pay any such sums due Consultant until Consultnat affirmatively makes written election to receive such funds.

     1.2 STOCK OPTIONS. In further consideration of Consultant's agreement not to compete with Company as recited herein, Company hereby grants to Consultant under the Company's stock option plan currently in existence upon execution of this Agreement 10,000 stock options at an exercise price equal to the price of the underlying shares on the date of execution.

     1.3 NO SUBCONTRACTING. Consultant shall not subcontract any portion of Consultant's duties under this Agreement without the prior written consent of the Company.


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     1.4 INDEPENDENT CONTRACTOR STATUS. The Company and Consultant acknowledge and agree their relationship is not one of employer and employee, and Consultant shall have no right or authority to enter into any contract or agreement or to make any warranty or representation on behalf of the Company.

     1.5 REIMBURSED EXPENSES. During the term hereof, the Company shall reimburse Consultant for all reasonable and necessary expenses incurred by Consultant in the performance of his duties hereunder, including without limitation, travel, meals, lodging, office supplies or equipment subject to such reasonable limitations, restrictions and reporting standards as the Company may from time to time establish. Consultant shall provide to the Company promptly after incurring any such expenses a detailed report thereof and such documentation as the Company shall from time to time require and as shall be sufficient to support the deductibility of all such expenses by the Company for federal income tax purposes.

     1.6 TAX REPORTING. The Company shall report all compensation earned by the Consultant without regard to withholding and shall provide Consultant on an annual basis with such tax reporting information as is commensurate with an independent contractor's status.

     1.7 COMPLIANCE. Consultant shall comply with all laws, rules and regulations of the State of Ohio, the United States and all other applicable jurisdictions, agencies and courts. If Consultant provides services on the Company's premises, Consultant shall comply with all applicable rules, regulations and policies of the Company.

     1.8 CLOSING OF STOCK PURCHASE AGREEMENT. This Consulting Agreement is conditional on the closing of that certain Stock Purchase Agreement between the Company and George Luntz and Gerald L. Willis. In the event of a failure to close such transaction, this Agreement, the stock options granted hereunder and all remaining rights of Consultant arising hereunder shall be void and of no force and effect.

2.   NON-COMPETITION AND NON-SOLICITATION.

     2.1 NON-COMPETITION. Consultant agrees that, so long as he is engaged by Company pursuant to this Agreement, and for a period of three years following expiration of the term or termination of this Agreement, he will not, directly or indirectly, as a sole proprietor, member of a partnership, stockholder, investor, officer or director of a corporation, or as an employee, agent, associate or consultant of any person, partnership or corporation other than Company or in any other capacity do any of the following:


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         (a) Consultant shall not, in any manner or way whatsoever, own, manage, operate, participate in, perform services for or otherwise carry on a business anywhere in the world performing any of the services provided at any time by, or utilizing or selling any of the products, software or tools developed or owned at any time by, the Company which are related in any manner or way whatsoever, to the business and services of the Company's:

              (i)   Year 2000 business;

              (ii)  Migration business;

              (iii) Intelligent Document business;

              (iv)  Systems Transition Solutions business; and

              (v)   Document Systems Solutions business;

      provided, however, notwithstanding the foregoing, Consultant shall be permitted to engage in any business conducted by Allegiant Data Systems, Inc. and Allegiant Management Assistance, Inc. on the date of Closing; provided, further, however, notwithstanding the foregoing allowing Consultant to engage in such business, Consultant shall not, at any time or in any manner or way whatsoever in engaging in such business:

              (i) use ADAPT-2000, Legacy Liberator or any product which performs the same function or service as either of the foregoing, nor shall Consultant perform any services relating thereto; nor

              (ii) shall Employee use, in any manner or way whatsoever, any software or tool or product developed or owned by the Company to engage in such business.

         The ownership of not more than 5% of the issued and outstanding shares of a class of securities of the Company, the securities of which are traded on a national securities exchange or in the over-the-counter market, shall not be deemed ownership of the issuer of such shares for the purposes of this paragraph.

         (b) Consultant shall not induce or attempt to persuade any employee of Company to terminate such employment relationship in order to enter into any such relationship with such person or to enter into any such relationship on behalf of any other business organization in competition with Company or any of its affiliates;

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         (c) Consultant shall not solicit any business related to the business conducted by Company from any clients, agencies of clients, customers, or prospective or former clients, agencies of clients or customers of Company, except those originated and introduced to Company solely by Consultant; or

         (d) Consultant shall not perform services of any nature for any entity which engages in or conducts any business that competes with, restricts or interferes with the business of Company, other than services performed by ALS on August 30, 1997.

     2.2 NON-SOLICITATION. During the term of this Agreement and for a period of twenty-four (24) months after the termination hereof, for any reason, Consultant shall not solicit any employee of the Company for employ by the Consultant or by any third party.

     2.3 REASONABLENESS. Consultant acknowledges and agrees that the limitations set forth in this Agreement are reasonable with respect to scope, duration, geographic area and otherwise, and are properly required to protect the legitimate business interests of the Company.

3.   OWNERSHIP OF INTELLECTUAL PROPERTY.

     3.1 INTELLECTUAL PROPERTY. The term "Intellectual Property" shall mean all trade secrets, inventions, designs, developments, ideas, devices, methods and processes (whether or not patented or patentable, reduced to practice or included in the Confidential Information) and all patents and patent applications related thereto, all copyrights, copyrightable works and mark works (whether or not included in the Confidential Information) and all registrations and applications for registration related thereto, all Confidential Information, and all other proprietary rights contributed to, or conceived or created by, Consultant (whether alone or jointly with others) at any time during Consultant's engagement by the Company that: (i) relate to the business or to the actual or anticipated research or development of the Company; (ii) result from any work that Consultant performs for the Company; or (iii) are created using the equipment, supplies or facilities of the Company or any Confidential Information.

     3.2 OWNERSHIP. All Intellectual Property is, shall be and shall remain the exclusive property of the Company. Consultant hereby assigns to the Company all right, title and interest in and to the Intellectual Property; provided, however, that, when applicable, Company shall own the copyrights in all copyrightable works included in the Intellectual Property pursuant to the "work-made-for-hire" doctrine (rather than by assignment), as such term is defined in the United States Code, Title 17, entitled "Copyrights". All Intellectual Property shall be owned by the Company irrespective of any copyright notices or confidentiality legends to the contrary which may have been placed on such works by


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Consultant or by others. Consultant shall enure that all copyright notices and confidentiality legends on all work product authored by Consultant shall conform to the Company's practices and shall specify the Company as the owner for the work.

     3.3 KEEP RECORDS. Consultant shall keep and maintain adequate and current written records of all Intellectual Property in the form of notes, sketches, drawings, computer files, reports or other documents relating thereto. Such records shall be and shall remain the exclusive property of the Company and shall be available to the Company at all times during Consultant's engagement and shall be turned over to Company at the conclusion of such engagement.

     3.4 FURTHER ASSURANCES. During the period of Consultant's engagement by the Company and at all times thereafter, Consultant shall promptly execute any and all declarations, assignments, applications and other instruments which the Company shall deem necessary to apply for and obtain patents and copyright registrations in any country or otherwise to protect the Company's interests in the Intellectual Property.

4.   NON-DISCLOSURE AND NON-USE.

     4.1 CONFIDENTIAL INFORMATION. The term "Confidential Information" shall mean all information (whether or not specifically labeled or identified as confidential), in any form or medium, that is disclosed to, or developed or learned by, Consultant in the performance of services for the Company and that relates to the business, products, services, research or development of the Company or its suppliers, clients or customers. Such Confidential Information shall include, without limitation, the following: (i) internal business information (including, without limitation, information relating to strategic and staffing plans and practices, business, marketing, promotional and sales plans, practices and programs, training practices and programs, costs, rate and pricing structures and accounting and business methods); (ii) identities of, individual requirements of, specific contractual arrangements with, and information about, the Company's suppliers, clients and customers and their confidential information, suppliers, clients and customers; (iii) compilations of data (including, without limitation, the form or format of information that may comprise or include information otherwise not deemed confidential as provided in the following paragraph) and analyses, processes, methods, techniques, systems, research, records, reports, manuals, documentation, data and data bases relating thereto; (iv) computer software (including, without limitation, operation systems, source code, applications and programs listings), documentation, data and data bases; and (v) trade secrets, inventions, designs, developments, devices, methods and processes (whether or not patentable or reduced to practice). Confidential Information shall not include any information that Consultant can demonstrate: (i) has been made publicly known through no wrongful act or breach of obligation of confidentiality; (ii) was lawfully known to Consultant prior to the time it was


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disclosed to, or learned by, Consultant during Consultant's engagement by the
Company; (iii) was rightfully received by Consultant from a third party without a breach of any obligation of confidentiality by such third party; or (iv) is independently developed by Consultant without any use of the Confidential Information.

     4.2 NON-DISCLOSURE. Consultant acknowledges and agrees that Consultant may have access and contribute to information and materials of a highly sensitive nature (including Confidential Information) and that a purpose of this Agreement is to protect the legitimate business interests of the Company therein. Consultant agrees that, during the period of Consultant's engagement by the Company and at all times thereafter, unless Consultant first secures the written consent of the Company, Consultant shall not use for Consultant or anyone else, and shall not disclose to others, any Confidential Information, except to the extent such use or disclosure is required in the performance of Consultant's assigned duties for the Company or by law or court order. Consultant further agrees to use Consultant's best efforts and utmost diligence to safeguard the Confidential Information and to protect it against disclosure, misuse, espionage, loss and theft.

     4.3 REQUIRED DISCLOSURES. In the event that Consultant is required by law or court order to disclose any Confidential Information, Consultant: (i) shall notify the Company in writing as soon as possible, but in no event later than twenty (20) business days prior to any such disclosure except as required by court of law; (ii) shall cooperate with the Company to preserve the confidentiality of such Confidential Information consistent with applicable law; and (iii) shall use Consultant's best efforts to limit any such disclosure to the minimum disclosure necessary to comply with such law or court order.

5.   INJUNCTIVE RELIEF.

     Without limiting the right of Company or any of its successors or permitted assigns to pursue all other legal and equitable rights available to them for violation of the covenants set forth in Paragraphs 2, 3 and 4 hereof, it is agreed that such other remedies cannot fully compensate Company and its successors and assigns for such a violation and that Company and its successors and assigns shall be entitled to injunctive relief to prevent violation or continuing violation hereof. It is the intent and understanding of each party that if, in any action before any court or agency legally empowered to enforce this covenant, any term, restriction, covenant or promise is found to be unreasonable and for that reason unenforceable, then such term, restriction, covenant or promise shall be deemed modified to the extent necessary to make it enforceable by such a court or agency.


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6.   TERM; TERMINATION.

     6.1 TERM. The term of this Agreement shall be twenty-four (24) months. Notwithstanding the foregoing provisions to the contrary, this Agreement and Consultant's engagement with the Company as an independent contractor shall terminate immediately upon Consultant's death, Total Disability, or the termination of his engagement with the Company for "Cause". For purposes of this
Agreement:

         (a) "Total Disability" of Consultant shall be deemed to have occurred hereunder when Consultant shall have failed or been unable to substantially perform his duties hereunder on a full-time basis for an aggregate of 180 days ("Disability Period") and with a certification from Consultant's licensed physician in the State of Ohio that Consultant is permanently disabled from performing his duties hereunder. Where the conclusion of one Disability Period is followed within six months by the start of a second Disability Period and the disabilities are the same or related, both Disability Periods shall be aggregated for purpose of this paragraph.

         (b) "Cause" shall mean and refer to any one or more of the following:
     (i) the gross misfeasance in the performance of his services as recited on Exhibit A under this Agreement; (ii) the commission by Consultant of theft, embezzlement or fraud against the Company; (iii) the commission by Consultant of a crime resulting in injury to the business, property or reputation of the Company or any of its affiliates; (iv) Consultant's adjudication as an incompetent; and (v) Consultant's use of non-prescription drugs or habitual intoxication; except that no termination for Cause under (b)(i) can occur until Company provides written notice of the specific items which it alleges constitute the misfeasance by Consultant and afford Consultant no less than thirty (30) days to correct such misfeasance.

     6.2 RETURN OF MATERIALS. Upon any expiration or termination of Consultant's engagement by the Company, Consultant shall promptly deliver to the Company all Confidential Information and Intellectual Property in Consultant's possession and control, and all copies thereof, in whatever form or medium, including, without limitation, written records, optical and magnetic media, and all other materials containing any Confidential Information or Intellectual Property. If the Company requests, Consultant shall provide written confirmation that Consultant has returned all such materials.

     6.3 ASSIGNMENT AFTER TERMINATION. Consultant acknowledges and agrees that any Intellectual Property conceived or created by Consultant (whether alone or jointly with others) within twelve months after termination of Consultant's engagement by the Company and which relates in any manner to the Company's business or business plans, may have been conceived or created in significant part during, or as a result of, Consultant's


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engagement by the Company. Accordingly, Consultant agrees that such Intellectual
Property will be presumed to have been conceived or created during the period of Consultant's engagement by the Company and shall be deemed Intellectual
Property, unless and until established to the contrary by Consultant.

7.   REPRESENTATIONS AND WARRANTIES. Consultant represents and warrants that:
(i) Consultant has the full power and authority necessary to enter into this Agreement; (ii) Consultant will not breach or violate any other agreement to which Consultant is a party by entering into this Agreement; and (iii) none of the Intellectual Property will infringe, misappropriate or otherwise conflict with the proprietary rights of any third party.

8.   GENERAL.

     8.1 RELATIONSHIP OF PARTIES. Except as specifically provided herein, neither party shall act or represent or hold itself out as having authority to act as an agent or partner of the other party, or in any way bind or commit the other party to any obligations. Any such act will create a separate liability in the party so acting to any and all third parties affected thereby. The rights, duties, obligations and liabilities of the parties shall be several and not joint or collective, and nothing contained in this Agreement shall be construed as creating a partnership, joint venture, agency, trust or other association of any kind, each party being individually responsible only for its obligations as set forth in this Agreement.

     8.2 ASSIGNMENT; BENEFIT. Consultant shall not assign, transfer or encumber this Agreement or any of its rights, duties or obligations hereunder, by operation of law or otherwise, without the prior written consent of the Company. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

     8.3 NOTICES. Any notices, consents or approvals required or permitted to be given hereunder shall be deemed to be given and sufficient when delivered in writing, first class, United States certified or registered letter, return receipt requested, or by overnight delivery or courier service, or by telecopy with written confirmation to the Company at the respective addresses first written above (or such other address provided by either party in accordance with this provision).

     8.4 WAIVER. The failure of either party to exercise any power or right hereunder shall not be construed to be either a waiver of such power or right, or a waiver of any other power or right hereunder.

     8.5 CHOICE OF LAW. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Ohio, without giving effect to any choice


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of law or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of Ohio.

     8.6 SEVERABILITY. If any provision of this Agreement or any part hereof or application hereof to any person or circumstance shall be finally determined by a court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement, or the remainder of such provision or the application of such provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, shall not be affected thereby and each provision of this Agreement shall remain in full force and effect to the fullest extent permitted by law. The parties also agree that, if any portion of this Agreement, or any part hereof or application hereof, to any person or circumstance shall be finally determined by a court of competent jurisdiction to be invalid or unenforceable to any extent, any court may so modify the objectionable provision so as to make it valid, reasonable and enforceable.

     8.7 SURVIVAL. Paragraphs 2, 3, 4 and 5 shall survive any expiration or termination of this Agreement.

     8.8 ENTIRE AGREEMENT. This Agreement and all Exhibits attached hereto and incorporated herein by this reference contain the entire agreement between the parties hereto with respect to the subject matter hereof and supersede any previous understandings or agreements, whether written or oral, in respect of such subject matter. The language used in this Agreement shall be deemed to express the mutual intent of the parties. This Agreement may only be amended by the parties by a subsequent written agreement executed by their duly authorized representatives.

     8.9 COUNTERPARTS. This Agreement may be signed in counterparts, each one containing the signature of only one party, but taken together constituting one and same instrument.

     8.10 ARBITRATION. All controversies which may arise concerning any transaction, the construction, performance or breach of this Agreement shall be submitted to arbitration in accordance with the rules of The American Arbitration Association at a situs located in or around Cincinnati, Ohio. Any award rendered in arbitration may be enforced in any court of competent jurisdiction, and the party against whom the award is rendered shall pay attorneys' fees and costs of the party to whom the award is made.

     8.11 INTERPRETATION. The parties hereto acknowledge and agree that (a) no rule of strict construction shall be applied to the interpretation of any provision hereunder, including, but not limited to, the rule of construction to the effect that any ambiguities are resolved against the drafting party, and (b) the terms and provisions of this Agreement shall be construed fairly as to all parties hereto and not in favor of or against any party, regardless of which party was generally responsible for the preparation of this Agreement.


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     8.12 HEADINGS AND CAPTIONS. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify, or affect, or be considered in construing or interpreting the meaning or construction of any of the terms or provisions hereof. Any Exhibit referred to herein shall be construed with and as an integral part of this Agreement to the same extent as if set forth verbatim herein.

9. ACKNOWLEDGMENT. Consultant acknowledges and agrees that Consultant has fully read and understands this Agreement, has had the opportunity to discuss this Agreement with Consultant's attorney, has had any questions regarding its effect or the meaning of its terms answered to Consultant's satisfaction, and, intending to be legally bound hereby, has freely and voluntarily executed this Agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the Effective Date.

                                     COMPANY:

                                     NEOMEDIA TECHNOLOGIES, INC.

                                     By:/s/ CHARLES T. JENSEN
                                        ---------------------------------------
                                        Charles T. Jensen, Vice President,
                                        Treasurer and Chief Financial Officer


                                     CONSULTANT:

                                     /s/ GERALD L. WILLIS
                                     ------------------------------------------
                                     Gerald L. Willis


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                                    EXHIBIT A

     GERALD WILLIS will be the Director of Sales and share the overall responsibilities of managing the Year 2000 and Migration Practices. His focus will be on sales and services as well as building client relationships. Mr. Willis will be a consultant to the Company and will report directly to Mr. Luntz.


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                                    EXHIBIT B

          YEAR 1                                    YEAR 2
          ------                                    ------

    Base Salary       $105,000                Base Salary         $105,000

    Addition Salary   $137,500                Additional Salary   $148,500
                      --------                                    --------
                      $242,500                                    $253,500



    Payment for Non-Compete Agreement         $200,000
     at End of Year 2